Defiance Next Gen Connectivity ETF
Schedule of Investments
March 31, 2024 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.9%
	Communication Services — 4.7%
515,390	AT&T, Inc.	$9,070,864
52,887	T-Mobile US, Inc. (a)	8,632,216
221,753	Verizon Communications, Inc.	9,304,756
		27,007,836
	Industrials — 1.3%
147,422	CSG Systems International, Inc. (a)	7,598,130
	Information Technology — 89.6% (b)
140,131	Advanced Micro Devices, Inc. (c)	25,292,244
81,594	Akamai Technologies, Inc. (c)	8,874,163
93,560	Amdocs, Ltd.	8,455,017
79,680	Analog Devices, Inc.	15,759,907
174,522	Apple, Inc.	29,927,032
46,623	Arista Networks, Inc. (c)	13,519,737
66,341	ARM Holdings plc - ADR (a)(c)	8,291,965
21,868	Broadcom, Inc.	28,984,066
211,854	Calix, Inc. (c)	7,025,079
174,886	Celestica, Inc. (a)(c)	7,859,377
134,277	Ciena Corporation (c)	6,639,998
474,340	Cisco Systems, Inc.	23,674,309
129,964	Coherent Corporation (c)	7,878,418
366,357	Credo Technology Group Holding, Ltd. (c)	7,763,105
175,288	CTS Corporation (a)	8,201,725
86,985	Datadog, Inc. - Class A (c)	10,751,346
87,574	Dell Technologies, Inc. - Class C	9,993,069
201,250	DigitalOcean Holdings, Inc. (a)(c)	7,683,725
183,878	Dynatrace, Inc. (c)	8,539,294
653,418	Extreme Networks, Inc. (c)	7,540,444
44,235	F5, Inc. (c)	8,386,514
300,586	HashiCorp, Inc. - Class A (c)	8,100,793
508,152	Hewlett Packard Enterprise Company	9,009,535
508,858	Intel Corporation	22,476,258
73,885	InterDigital, Inc. (a)	7,865,797
225,134	Juniper Networks, Inc.	8,343,466
62,808	Keysight Technologies, Inc. (c)	9,821,915
376,122	Kyndryl Holdings, Inc. (c)	8,184,415
102,865	Lattice Semiconductor Corporation (c)	8,047,129
85,858	MACOM Technology Solutions Holdings, Inc. (a)(c)	8,211,459
148,804	Marvell Technology, Inc.	10,547,227
386,271	MaxLinear, Inc. (c)	7,211,680
87,894	NetApp, Inc. (a)	9,226,233
367,192	NetScout Systems, Inc. (c)	8,019,473
2,613,939	Nokia Corporation - ADR (a)	9,253,344
33,275	NVIDIA Corporation	30,065,958
48,447	NXP Semiconductors NV	12,003,712
208,009	Oracle Corporation	26,128,010
74,117	Qorvo, Inc. (c)	8,510,855
133,453	QUALCOMM, Inc.	22,593,593
86,355	Skyworks Solutions, Inc.	9,353,974
1,667,021	Telefonaktiebolaget LM Ericsson - ADR (a)	9,185,286
718,359	Viavi Solutions, Inc. (c)	6,529,883
		519,730,529
	Real Estate — 4.3%
42,985	American Tower Corporation	8,493,406
79,007	Crown Castle, Inc.	8,361,311
9,775	Equinix, Inc.	8,067,601
		24,922,318
	TOTAL COMMON STOCKS (Cost $505,274,150)	579,258,813

Units	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 10.9%
62,929,706	Mount Vernon Liquid Assets Portfolio, LLC, 5.52% (d)(e)	62,929,706
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $62,929,706)	62,929,706

Shares	SHORT-TERM INVESTMENTS — 0.0% (f)
284,928	First American Government Obligations Fund - Class X, 5.23% (d)	284,928
	TOTAL SHORT-TERM INVESTMENTS (Cost $284,928)	284,928

	TOTAL INVESTMENTS (Cost $568,488,784) — 110.8%	642,473,447
	Liabilities in Excess of Other Assets — (10.8)%	(62,722,650)
	NET ASSETS — 100.0%	$579,750,797

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt.

(a) All or a portion of this security is out on loan as of March 31, 2024. The total value of securities on loan is $61,086,544 or 10.5% of net assets.
(b) To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c) Non-income producing security.
(d) Rate shown is the annualized seven-day yield as of March 31, 2024.
(e) Privately offered liquidity fund.
(f) Represents less than 0.05% of net assets.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at March 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024:

Defiance Next Gen Connectivity ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$579,258,813	$–	$–	$579,258,813
Investments Purchased with Proceeds From Securities Lending	–	62,929,706	–	62,929,706
Short-Term Investments	284,928	–	–	284,928
Total Investments in Securities	$579,543,741	$62,929,706	$–	$642,473,447
Not

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended March 31, 2024, the Fund did not recognize any transfers to or from Level 3.